UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of Earliest Event Reported): March 30, 2004

                                -----------------

                             Digital Recorders, Inc.

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             (Exact Name of Registrant as Specified in Its Charter)


        North Carolina                  1-13408                 56-1362926
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)

                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
              (Address of Principal Executive Offices)    (Zip Code)

   Registrant's Telephone Number, Including Area Code        (214) 378-8992



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Item 9. Regulation FD Disclosure

     On March 30, 2004, Digital Recorders, Inc. announced that it has filed its Form 10-K for the fiscal year ended December 31, 2003 with the Securities and Exchange Commission (the "SEC"), excluding its audited financial statements and other related information. The Company also announced it has filed a Form 12b-25 with the SEC, requesting a 15-day extension of the March 30, 2004 deadline for filing the remaining portions of its Form 10-K, which will be filed by an amendment to its Form 10-K on or before April 14, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the SEC.











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Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            DIGITAL RECORDERS, INC.

Date: March 30, 2004        By:  /s/ DAVID L. TURNEY
                                 -------------------
                                 David L. Turney
                                 Chairman, Chief Executive Officer and President











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                                  Exhibit 99.1

                       Press Release Dated March 30, 2004